GE FUNDS

Supplement Dated May 12, 2004

To Prospectus and Statement of Additional Information

Dated January 29, 2004

GE Funds has determined to terminate the sales charge waiver for purchases of Class A shares made through an Authorized Firm (as defined in the Prospectus) with the proceeds of a redemption from an investment in an unaffiliated third party mutual fund for which the investor paid an initial sales charge (commonly referred to as an “NAV transfer program”).

Accordingly, effective May 14, 2004: (i) item (2) of footnote 3 on page 36 of the Prospectus is deleted in its entirety; (ii) item (2) of footnote *** on page 66 of the Prospectus is deleted in its entirety; (iii) the fourth bullet point under “Sales Charge Waivers for Class A Shares” in the second column on page 67 of the Prospectus is deleted in its entirety; (iv) the second sentence of the first full paragraph in the first column on page 68 of the Prospectus is deleted in its entirety; and (v) item (2) under “Purchase, Redemption and Exchange of Shares – Purchases – Class A Shares” on page 81 of the Statement of Additional Information is deleted in its entirety.